Exhibit 10.5.3

[10/22/04]

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 4”), dated as of October 25, 2004, by and among LOUD Technologies Inc., a Washington corporation formerly known as Mackie Designs Inc. (“US Borrower”), LOUD Technologies (Europe) Plc. formerly known as Mackie Designs UK Plc, a company incorporated under the laws of England and Wales with registration number 02506901 (“UK Borrower”, and together with US Borrower, each individually a “Borrower” and collectively, “Borrowers”), Mackie Designs Inc., a Washington corporation, formerly known as Mackie Designs Manufacturing, Inc. (“Mackie”), SIA Software Company, Inc., a New York corporation (“SIA”) Mackie Investment Co., a Washington corporation (“Mackie Investment”, and together with Mackie and SIA, each individually a “Guarantor” and collectively, “Guarantors”), Congress Financial Corporation (Florida), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), and the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2003, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement dated as of June 30,2003, Amendment No. 2 and Waiver to Loan and Security Agreement dated April 16,2004 and Amendment No. 3 to Loan and Security Agreement dated August 3,2004 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Agent, Lender, Borrowers and Guarantors desire to amend the Loan Agreement to modify the EBITDA covenant;

WHEREAS, by this Amendment No. 4, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendment;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.             Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2.             EBITDA. Section 9.17 of the Loan Agreement is hereby amended by deleting each reference to “September 30, 2004” and replacing it with “December 31, 2004”.

3.             Additional Representations, Warranties and Covenants. Borrowers represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants, are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders (or Agent on behalf of Lenders) to Borrowers:

(a)           no Default or Event of Default has occurred and is continuing as of the date of this Amendment No. 4; and

(b)           this Amendment No. 4 and all agreements, documents and instruments executed and/or delivered in connection herewith have been duly executed and delivered by Borrowers and Guarantors and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors rights generally and by general equitable principles.

4.             Conditions Precedent for Amendment. The amendments contained herein shall be effective upon Agent’s receipt this Amendment No. 4, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders.

5.             Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment No. 4. To the extent of conflict between the terms of this Amendment No. 4 and the other Financing Agreements, the terms of this Amendment No. 4 shall control.

6.             Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 4.

7.             Governing Law. The validity, interpretation and enforcement of this Amendment No. 4 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida (without giving effect to principles of conflicts of laws).

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8.             Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9              Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 4.

10.           Counterparts. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment No. 4 may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS

LOUD TECHNOLOGIES INC., formerly known as Mackie Designs Inc.

`	By:	/s/ Timothy P. O’Neil

	Title:	CFO

LOUD TECHNOLOGIES (EUROPE) PLC., formerly know as Mackie Designs UK Plc.

	By:	/s/ Timothy P. O’Neil

	Title:	CFO
`
	By:	/s/ James T. Engen

	Title:	CEO

GUARANTORS

MACKIE DESIGNS INC., formerly known as Mackie Designs Manufacturing, Inc.

	By:	/s/ Timothy P. O’Neil

	Title:	CFO

SIA SOFTWARE COMPANY, INC.

	By:	/s/ Timothy P. O’Neil

	Title:	CFO

MACKIE INVESTMENT CO.

By:	/s/ Timothy P. O’Neil

Title:	CFO

AGENT

CONGRESS FINANCIAL CORPORATION (FLORIDA) , as Agent

By:	/s/ Martin J. Coloson

Title:	FIRST VICE PRESIDENT

LENDER

CONGRESS FINANCIAL CORPORATION (FLORIDA)

By:	/s/ Martin J. Coloson

Title:	FIRST VICE PRESIDENT